Supplement Dated May 03, 2012

to the Statutory Prospectus of the

Timothy Plan Family of Funds

Dated January 31, 2012

The Summary/Statutory Prospectus of the Timothy Plan Family of Funds, dated January 31, 2012, is amended as follows:

On page 65 of the Prospectus, under the Heading, “HOW TO REDUCE YOUR SALES CHARGE”, the SubSection entitled, “Exemptions from Sales Charges” is deleted in its entirety and replaced with the following:

EXEMPTIONS FROM SALES CHARGES

Accounts that purchased Class A shares on or before September 22, 1997 are not subject to sales charges in those original accounts on any future purchases of Class A shares of any Timothy Fund, including exchanges. The exemption for these accounts applies only so long as the original account is not altered, amended, transferred, conveyed or closed.

The Trust will also waive sales charges on purchases of Class A shares of any Timothy Fund by:

1.	fee-based registered investment advisors for their clients,

2.	broker/dealers with wrap fee accounts,

3.	registered investment advisors, and registered representatives and employees of broker/dealers that are members of the Master Selling Group for their own accounts, or family members of their household,

4.	trustees, directors, officers, agents, employees, and employee-related accounts of the Trust or any entity which provides services to the Timothy Plan pursuant to a written agreement for such services approved by the Board of Trustees of the Timothy Plan.

5.	financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

The Trust may also, in its sole discretion, waive sales charges on purchases of Class A shares:

1.	by churches purchasing directly from the Fund(s) for their own accounts,

2.	by religious-based charitable organizations and foundations purchasing directly from the Fund(s) for themselves, for an organization’s retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds (the Trust, in its sole discretion, may lower these minimums),

3.	by shareholders of Timothy Plan Funds who have liquidated shares and are repurchasing shares in any Timothy Plan Fund within 90 days of the liquidation,

4.	under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders.

ALL PORTIONS OF THE STATUTORY PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.